SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use of the  Commission  Only  (as
      permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     BUYERSONLINE.COM, INC.
        (Name of Registrant as Specified in Its Charter)

                Commission File Number:  0-26917

                         Not Applicable
    (Name of Persons Filing Proxy Statement If Other Than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:_________________________
2)   Aggregate  number  of  securities  to  which   transaction
     applies:_________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________
4)   Proposed maximum aggregate value of transaction:_____________
5)   Total fee paid:_______________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:___________________________________
2)   Form, Schedule or Registration Statement No.:_____________
3)   Filing Party:________________________________________
4)   Date Filed:__________________________________________

                     BUYERSONLINE.COM, INC.
                     14870 Pony Express Road
                      Bluffdale, Utah 84065

                 ANNUAL MEETING OF STOCKHOLDERS
                        October 31, 2001

                   PROXY STATEMENT AND NOTICE
                     SOLICITATION OF PROXIES

       The Annual Meeting of the Stockholders (the "Annual Meeting") of BuyersOnline.com, Inc., a Delaware corporation (referred to herein sometimes as "BuyersOnline"), will be held at 10:00 a.m., on October 31, 2001, at 14870 Pony Express Road, Bluffdale, Utah. Our Board of Directors (our "board") is soliciting the enclosed proxy (this "proxy statement") for use at the Annual Meeting and at any adjournment thereof.

      The purpose of the Annual Meeting is to propose and vote on the following items:

     (1)  Election  of Theodore Stern, Gary Smith, Edward  Dallin
          Bagley and Steve Barnett as Directors of BuyersOnline to serve for a term of one (1) year and until their successors are duly elected and qualified;

     (2) Approve an amendment to BuyersOnline's Certificate of Incorporation to change our name to "Buyers United, Inc.";

     (3) Approve an amendment to BuyersOnline's Certificate of incorporation to increase the number of authorized preferred shares, par value $0.0001, from 5,000,000 to 15,000,000;

     (4)  Ratify  the  appointment  of  Arthur  Andersen  LLP  as
          BuyersOnline's independent public accountants for 2001; and

     (5) Conduct all other business as may properly come before the Annual Meeting or any adjournments thereof.

      Please  sign your name exactly as it appears on the  proxy.
If you receive more than one proxy because of shares registered in different names or addresses, you must complete and return each proxy in order to vote all shares that you hold.

     All proxies will be voted as specified. In the absence of specific instructions, your proxy will be voted FOR proposals
(1), (2), (3) and (4). Proxies will be voted in the discretion of the proxy holder on any other business coming before the Annual Meeting, including any stockholder proposal or other matter not included in this proxy statement of which BuyersOnline did not receive notice prior to September 18, 2001.

      You may revoke your proxy by delivering a written notice of revocation to BuyersOnline's corporate secretary at any time prior to the Annual Meeting, by executing a later-dated proxy with respect to the same shares, or by attending the Annual Meeting and voting in person.

      Proxies will be solicited primarily by mail, but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation for soliciting proxies. All costs of soliciting proxies will be borne by BuyersOnline.

     This Proxy Statement serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on BuyersOnline and its management. The approximate mailing date of the Proxy Statement and Proxy to stockholders is September 18, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

      Record  Date.   Stockholders of  record  at  the  close  of
business on September 14, 2001 ("Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Shares Outstanding. As of September 14, 2001, a total of 4,930,296 shares of BuyersOnline's common stock were outstanding and entitled to vote at the Annual Meeting. As of the Record Date, BuyersOnline had two 2 classes of preferred stock outstanding, Series A Convertible Preferred Stock and Series B convertible Preferred Stock, that are not entitled to vote on any of the matters to be voted upon by stockholders at the Annual Meeting.

      Voting Rights and Procedures. Each outstanding share of common stock is entitled to one vote on all matters submitted to the stockholders' vote. BuyersOnline's Bylaws and Delaware law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

       Stockholder Proposals for the 2002 Annual Meeting. Proposals from stockholders intended to be included in this proxy statement for the Annual Meeting in 2002 must be received by BuyersOnline's Secretary on or before February 28, 2002, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

     You may present your own proposal at the Annual Meeting in 2002 without including the proposals contained in this proxy statement. However, if we do not receive notice of this proposal on or before February 28, 2002, any proxy returned to
BuyersOnline conferring discretionary authority to vote may be voted at the proxy holder's discretion on your proposal.

                      ELECTION OF DIRECTORS
                        (PROPOSAL NO. 1)

      At the Annual Meeting, all Buyersonline directors will be elected to serve until the annual meeting of stockholders in the year 2002.

     Our board nominates for election as Directors:

          Theodore Stern                Edward Dallin Bagley
          Gary Smith                    Steve Barnett

      Set forth below under the caption "DIRECTORS AND EXECUTIVE OFFICERS," is information on the age, presently held positions with BuyersOnline, principal occupation now and for the past five years, other directorships in public companies, and tenure of service with BuyersOnline as a director, for each of the nominees.

Vote and Recommendation

      Each director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our board.

Our Board Recommends a Vote "FOR" The Nominees

                      PROPOSED NAME CHANGE
                        (PROPOSAL NO. 2)

     On Mach 28, 2001, our board adopted a resolution to approve an amendment to the BuyersOnline's certificate of incorporation to change its name to "Buyers United, Inc." The name change was approved by our board to more closely identify us with our advertising and promotional activities, which are all conducted under the name "BuyersOnline." The exact proposal is to amend
Article I of our Delaware certificate of incorporation by deleting all of Article I and inserting the following provision in lieu thereof:

                         ***************
                            ARTICLE I
                              NAME

          The name of the Corporation is Buyers United, Inc.

                         ***************

Vote and Recommendation

      Approval of the amendment to change our name requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Abstentions as to this Proposal 2 will be treated as votes against proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the individual Proxy.

Our Board Recommends a Vote "For" the Amendment.

              PROPOSED INCREASE IN PREFERRED SHARES
                        (Proposal No. 3)

     On July 31, 2001, our board adopted a resolution to approve the amendment of the BuyersOnline's certificate of incorporation to increase its authorized preferred shares, par value $0.0001, from 5,000,000 to 15,000,000. We have no present intention to issue additional shares of preferred stock. The exact proposal is to amend Section 1 of Article IV of our Delaware certificate of incorporation by deleting all of Section 1 and inserting the following provision in lieu thereof:

                         ***************

                           ARTICLE IV
                          CAPITAL STOCK

     1.   Shares, Classes and Series Authorized.

           The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 115,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class that the Corporation shall have authority to issue are as follows:

          (a) 100,000,000 shares of Common Stock, $0.0001 par value ("Common Stock").

          (b) 15,000,000 shares of Preferred Stock, $0.0001 par value ("Preferred Stock").

                         ***************

      Of the 5,000,000 authorized shares of preferred stock, a substantial amount is currently outstanding. Our board believes that amending the Certificate of Incorporation to permit the board to issue up to 15,000,000 shares of preferred stock  will
provide BuyersOnline with much-needed flexibility to satisfy our future financing requirements. We do not propose to issue preferred stock for any such financing purposes at the present time. Nevertheless, our board believes that the proposed increase is desirable so that, as the need may arise, BuyersOnline will have more financial flexibility and be able to issue shares of preferred stock, without the expense and delay of a special stockholders' meeting, in connection with future opportunities for equity financings, acquisitions, management incentive and employee benefit plans, and for other corporate purposes.

      Authorized but unissued shares of preferred stock may be issued at such times, for such purpose and for such consideration as our board may determine to be appropriate without further authority from our stockholders, except as otherwise required by applicable corporate law.

     Although our board has no present intention of doing so, our authorized but unissued common stock or preferred stock could be issued in one or more transactions, which would make more difficult or costly, and less likely, a takeover of BuyersOnline. Issuing additional shares of stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of BuyersOnline. Moreover, certain companies have issued rights to purchase their preferred stock, with such rights having terms designed to encourage in certain potential acquisitions negotiation with our board. The authorized but unissued shares of common stock or preferred stock would be available for use in connection with the issuance of such rights. The increase in the authorized shares of preferred stock in not being recommended in response to any specific effort of which BuyersOnline is aware to obtain control of BuyersOnline, nor is our board currently proposing to stockholders any anti-takeover measures.

Vote and Recommendation

      Approval of the amendment to increase the authorized number of preferred shares requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Abstentions as to this Proposal 3 will be treated as votes against proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the individual Proxy.

Our Board Recommends a Vote "For" the Amendment.

  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                        (PROPOSAL NO. 4)

     The accounting firm of Arthur Andersen LLP has been approved by our board, upon recommendation by its Audit Committee, to serve as BuyersOnline's independent public accountants for 2001, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of our common stock represented at the Annual Meeting. Arthur Andersen has served as our independent auditors since 1997. We have been advised that neither Arthur Andersen nor any of its members or associates has any relationship with us or any of our affiliates, except in the Arthur Andersen's capacity as our independent public accountants.

     During the year 2000, Arthur Andersen audited BuyersOnline's consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided a variety of non-audit services, including tax services and other business advisory services. Fees for services rendered in 2000 by Arthur Andersen are as follows:

     Audit Fees                       $54,446
     Quarterly Review Fees            $14,408
     Financial Information Systems
       Design and Implementation Fees $     0
     All Other Services               $ 6,590

      The category "all other fees" includes services rendered to the Company primarily related to financing transactions, and evaluating the effects of various accounting issues and changes in professional standards.

      Arthur Andersen representatives will be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders.

Vote and Recommendation

      The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy is required to approve the selection of Arthur Andersen to serve as BuyersOnline's independent auditors for 2001. Broker non-votes will be treated as unvoted for purposes of determining approval of Proposal 4 and will not be counted as votes for or against Proposal 4. Properly executed, unrevoked proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in this proxy statement.

Our  Board  Recommends  a  Vote "For"  the  Ratification  of  the
Appointment of Arthur Andersen LLP.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of September 14, 2001, the number and percentage of the outstanding shares of common stock and warrant and options that, according to the information supplied to BuyersOnline, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer,
(iii) all current directors and executive officers as a group and
(iv) each person who, to the knowledge of BuyersOnline, is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                              Amount and Nature of Beneficial
                                         Ownership

                               Common  Conversion  Warrants &  Percent
Name and Address               Shares   Rights(1)  Options(2) of Class(3)

Principal stockholders

George Brimhall                 9,271   420,000     -0-         8.0%
9211 North Martingale Road
Paradise Valley, AZ 85253


Karl Malone                   123,242   500,000    500,000     18.9%
139 East South Temple Street,
 Suite # 240
Salt Lake City, Utah 84111

Steve Scott                      -0-       -0-     535,000      9.8%
4525 S. Wasatch Blvd.,
 Suite 302
Salt Lake City, UT 84124


Officers and Directors

Theodore Stern                300,918   377,500    772,500     23.9%
2970 One PPG Place
Pittsburgh, PA 15222

Gary Smith (4)                437,584     -0-      140,000      11.4%
14870 Pony Express Road
Bluffdale, Utah 84065

Edward Dallin Bagley          398,082   157,500    337,500      16.5%
2350 Oakhill Drive
Salt Lake City, Utah 84121

Steve Barnett                   4,527    20,000    150,000       3.9%
666 Dundee Road, Suite 1704
Northbrook, IL 60062

G. Douglas Smith (4)           60,285      -0-     288,914       6.7%
66 E. Wadsworth Park Drive
Draper, Utah 84020

Paul Jarman                    46,352      -0-     266,798       6.0%
66 E. Wadsworth Park Drive
Draper, Utah 84020

All Executive officers and
 Directors as a Group
 (6 persons)                1,160,248   555,000  1,955,712       50.8%

(1) These figures represent shares issuable on exercise of outstanding convertible securities. George Brimhall is the holder of a promissory note in the principal amount of $1,050,000, which is convertible to 350,000 shares of common stock. The remaining persons with figures in this column hold Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, which are non-voting but is presently convertible to voting common stock.

(2) These figures represent options and warrants that are vested or will vest within 60 days from the date as of which information is presented in the table.

(3) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options or conversion rights, and percentage ownership of all officers and directors as a group, assuming all purchase and conversion rights held by such individuals are exercised.

(4)  Gary Smith is G. Douglas Smith's father.

                DIRECTORS AND EXECUTIVE OFFICERS

Directors and Officers

     The following table sets forth the names, ages, and positions with BuyersOnline for each of the directors and officers.

Name                 Age  Positions (1)                    Since

Theodore Stern       72   Chairman of the Board, Chief      1999
                         Executive Officer and Director
Gary Smith           66   Director                          1999

Edward Dallin Bagley 63   Director                          1999

Steve Barnett        59   Director                          2000

G. Douglas Smith     32   Executive Vice President          1997

Paul Jarman          32   Treasurer, Secretary and Chief    1997
                         Operating Officer

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify.
Officers serve at the discretion of our board.

     The following is information on the business experience of each director and officer.

      Theodore Stern retired as senior executive vice president and member of the board of Westinghouse Electric Corporation at the end of 1992, after 34 years of service in a variety of positions with that company. After retiring from Westinghouse Electric, Mr. Stern served as vice chairman of the board of Superconductivity, Inc., of Madison, Wisconsin, a small technology company, until it was acquired in April 1997. Mr. Stern currently is a member of the board of Northern Power Systems of Waitsfield, Vermont, a manufacturer of renewable generation systems. Mr. Stern is also self-employed as a consultant to manufacturing companies.

     Gary Smith was the founder, majority owner and former President of HealthRider, Inc. From 1991 until sale of the business in 1997, he managed and directed every phase of business and sales operations at HealthRider. From 1997 to the present, Mr. Smith has been self-employed as a business consultant and advisor.

     Edward Dallin Bagley has been self-employed as an attorney and investor for the past five years. He is currently a director of Tunex International, Inc., Gentner Communications Corp., and
NESCO Corp.

     Steve Barnett has been self-employed for the past five years as a consultant to manufacturing and distribution companies on improving operations and business restructuring. He has continued to purchase and manage privately manufacturing companies, as well as serving on the boards of non-owned private companies in connection with his consulting services. Since 1990, Mr. Barnett has been a director of Chicago's Jewish
Federation and Jewish United Fund and a Vice Chairman of the Board of Directors since 1997. Currently, he is a member of the JF/JUF Executive and Overall Planning & Allocations Committees.

     G. Douglas Smith joined BuyersOnline in April 1997, and is responsible for all aspects of marketing, including brand strategy, advertising, promotions, corporate communication, and product development. For six years prior to April 1997, Mr. Smith served first as the Director of Media and then Senior Vice President of HealthRider, Inc., an exercise equipment company based in Salt Lake City, Utah. At HealthRider Mr. Smith was responsible for infomercial marketing, which was the primary sales strategy for HealthRider products.

     Paul Jarman became employed by BuyersOnline in April 1997, and is responsible for all facets of operations. He also comes to BuyersOnline from HealthRider, where he was employed from March 1994 to August 1996, first as Texas Regional Manager for 15 retail locations, then Western Area Manager in charge of 95 retail locations, and finally Acting Director of Retail Operations managing 250 retail locations. In August 1996, Mr. Jarman moved to HealthRider's marketing department as the Director of New Product Development, where he served until April 1997.

Board Meetings and Committees/Compensation

      Our board met six (6) times during the year ended December 31, 2000 and four (4) times during the year 2001 through the Record Date. All directors attended at least 75% of the meetings of our board. In April 2000, our board formed the Compensation Committee, the members of which include Edward Dallin Bagley (Chairman), Steve Barnett and Gary Smith. The Compensation Committee considers salary and benefit matters for the executive officers and key personnel of the Company. The Compensation Committee met three (3) times in 2000, and all director members of the committee attended at least 75% of the meetings. In April 2000, our board also formed the Audit Committee, the members of which are Steve Barnett (Chairman) and Edward Dallin Bagley. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with financial polices of the Company, and meets with the Company's auditors when appropriate. The Audit Committee met one (1) time in 2000, and all director members of the committee attended the meeting.

      In April 2000, our board granted to each of the directors options to purchase 25,000 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years. These options were issued in consideration of services rendered and to be rendered during the year 2000. At the same time our board also granted to Theodore Stern, Gary Smith, and Edward Dallin Bagley options to purchase 12,500 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years for services rendered as directors in 1999.

Theodore  Stern  was  granted an additional  option  to  purchase
15,000 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years in consideration for services to be rendered as Chairman of the Board.

Audit Committee Report

      Our board's Audit Committee assists in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of BuyersOnline's internal financial controls. The Audit Committee is comprised of two (2) members who are independent directors under the rules adopted by the National Association of Securities Dealers, Inc.

       Management is responsible for BuyersOnline's internal controls and the financial reporting process. Arthur Andersen LLP, our independent public accounting firm, is responsible for performing an independent audit of BuyersOnline's consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the financial statements. The Audit Committee's responsibility is to monitor these processes through review and discussion with management and representatives of Arthur Andersen.

      The Audit Committee has discussed with Arthur Andersen the overall scope and plans for the independent audit. Management represented to the Audit Committee that BuyersOnline's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Discussions about the audited financial statements included Arthur Andersen's judgments about the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the accuracy and adequacy of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

      Arthur Andersen provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed Arthur Andersen's independence with management and representatives of Arthur Andersen, and has satisfied itself as to the independence of Arthur Andersen.

      Based on the Audit Committee's discussions with management and representatives of Arthur Andersen and the Audit Committee's review of the representations of management and the report of Arthur Andersen, the Audit Committee recommended to our board that the audited consolidated financial statements be included in BuyersOnline's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                              Audit Committee

                                   Steve Barnett
                                   Edward Dallin Bagley

Section 16(a) Filing Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of BuyersOnline and persons who own more than ten percent (10%) of a registered class of its equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to
BuyersOnline. Based on the copies of filings received by BuyersOnline, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent (10%) of the equity securities of BuyersOnline registered pursuant to
Section 12 of the Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto, with the exception of the following: Gary Smith completed six transactions affecting his BuyersOnline stock ownership and was late on three Form 4 filings; Edward Dallin Bagley completed one transaction that affected his BuyersOnline stock ownership and was late on two Form 4 filings; Steve Barnett completed one transaction that affected his BuyersOnline stock ownership and was late on one Form 4 filing; and Paul Jarman completed one transaction that affected his BuyersOnline stock ownership and was late on one Form 4 filing.

                     EXECUTIVE COMPENSATION

Annual Compensation

       The table on the following page sets forth certain information regarding the annual and long-term compensation for services in all capacities to BuyersOnline for the prior fiscal years ended December 31, 2000, 1999, and 1998, of those persons who were either (i) the chief executive officer during the last completed fiscal year or (ii) one (1) of the other four (4) most highly compensated executive officers as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

                           Annual                Long Term
                         Compensation          Compensation
                                                Securities
                                                Underlying      All Other
Name and Principal Position  Year  Salary($)  Options/SARs(#) Compensation($)

Theodore Stern               2000     -0-        52,500           22,400
  Chairman, Chief            1999     -0-         -0-               -0-
  Executive Officer          1998     -0-         -0-               -0-

G. Douglas Smith             2000   113,215     200,000             -0-
    Executive  Vice          1999    72,725      81,320             -0-
    President                1998    50,306       -0-               -0-

Paul Jarman                  2000   113,215     200,000             -0-
    Executive  Vice          1999    77,327       -0-               -0-
    President                1998    48,785      87,015             -0-

Stock Options

      The following table sets forth certain information with respect to grants of stock options during 2000 to the Named
Executive Officers.


                                    % of Total
                       Number of    Options/SARs
                      Securities     Granted to
Name and Principal    Underlying    Employees in    Exercise or    Expiration
 Position          Options Granted   Fiscal Year  Base Price($/Sh)   Date

Theodore Stern             52,500       3.4%             $5.06      4/2005
  Chairman, Chief
  Executive Officer

G. Douglas Smith          200,000      12.8%             $3.25      9/2005
  Executive  Vice
  President

Paul Jarman               200,000      12.8%             $3.25      9/2005
  Chief Operating
  Officer

      The  following  table sets forth certain  information  with respect  to  unexercised  options held  by  the  Named  Executive
Officers.   No  outstanding options held by the  Named  Executive
Officers were exercised in 2000.

                      Number of Securities      Value of Unexercised
                           Underlying           In-the-Money Options
                      Unexercised Options        At Fiscal Year End
                      at Fiscal YearEnd(#)               ($) (1)
Name and Principal  Exercisable/Unexercisable  Exercisable/Unexercisable
Position

Theodore Stern              52,500 / -0-             -0- / -0-
 Chairman, Chief
 Executive Officer

G. Douglas Smith           288,914 / 150,000         -0- / -0-
 Executive Vice President

Paul Jarman                 266,798 / 150,000        -0- / -0-
  Executive Vice President
___________________________________________

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at December 31, 2000. The fair market value of BuyersOnline's common stock at December 31, 2000, is determined by the last sale price on that date, which was $0.97 per share.

Description of Long Term Stock Incentive Plan

     The purpose of the Long Term Stock Incentive Plan (the "Plan") is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in BuyersOnline. Directors, officers, and other employees of BuyersOnline and its subsidiaries are eligible to participate in the plan. In addition, awards may be granted to consultants providing valuable services to BuyersOnline. As of September 14, 2001, BuyersOnline and its affiliates employed approximately 70 individuals who are eligible to participate in the plan. Our board grants awards under the Plan. Awards may include incentive stock options, non-qualified stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

     Our board has discretion to determine the terms of an award under the Plan, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 100,000 shares; (ii) the option price per share of common stock may not be less than 100 percent of the fair market value of such share at the time of grant or less than 110% of the fair market value of such shares if the option is an incentive stock option granted to a stockholder owning more than 10% of the combined voting power of all classes of the stock of BuyersOnline (a "10% stockholder"); and (iii) the term of any incentive stock option may not exceed 10 years, or five years if the option is granted to a 10% stockholder. As of September 14, 2001, awards in the form of stock options to purchase a total of 347,499 shares were outstanding under the Plan.

     A maximum of 1,200,000 shares of common stock may be subject to outstanding awards, determined immediately after the grant of any award under the Plan. Shares of common stock, which are attributable to awards that have expired, terminated, or been canceled or forfeited during any calendar year, are available for issuance or use in connection with future awards.

     The Plan was effective March 11, 1999, and is not limited in duration. No incentive stock option may be granted more than 10 years after the effective date. The Plan may be amended by our board without the consent of the stockholders, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the plan or materially modifies the requirements as to eligibility for participation in the Plan.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following discussion includes certain relationships and related transactions that occurred during BuyersOnline's fiscal year ended December 31, 2000 and through September 14, 2001.

      In October 2000, our board approved a consulting agreement with Theodore Stern, Chairman of our board. Under the agreement Mr. Stern receives a monthly fee of $6,000 in connection with duties performed as the Company's Chief Executive Officer. Our board also approved a five-month consulting agreement for Gary Smith, also a member of the board. In exchange for fund-raising and other services, Mr. Smith earns a monthly fee of $8,000. For the year ended December 31, 2000 and through the date of this proxy statement Messrs. Stern and Smith, respectively, were paid, $70,400 and $60,000 in fees earned during 2000 and 2001. Any balance owing to these officers and directors will be paid pending successful fund raising.

      During the first part of 2000, Steve Barnett was engaged as an  outside  consultant before becoming a director.  BuyersOnline incurred  $24,500 in fees billed by Mr. Barnett, of which  $8,300 remained unpaid at December 31, 2000.

     From May through August 2000, directors Theodore Stern and Edward Dallin Bagley loaned funds to BuyersOnline as bridge financing for our working capital needs. In consideration for making the loans, BuyersOnline issued to these directors warrants to purchase common stock at an exercise price between $2.00 and $2.50 exercisable for a term of five years. All of theses loans were subsequently exchanged in October 2000, for Series B Convertible Preferred Stock and common stock purchase warrants of BuyersOnline. Mr. Stern received 42,500 shares of Series B Convertible Preferred Stock and 212,500 warrants to purchase common stock at a price of $2.50 per share that expire December 31, 2002. Mr. Bagley received 27,500 shares of Series B
Convertible Preferred Stock and warrants to purchase 137,500 shares of common stock at an exercise price of $2.50 per share that expire December 31, 2002.

      Mr. Stern also loaned BuyersOnline $100,000 in December 2000. We issued a promissory note payable on demand accruing interest at 12 percent secured by our accounts receivable. If the note was not paid by February 1, 2001, 10,000 shares of common stock were to be issued in consideration of the non-payment. The note was not repaid at that time, the 10,000 shares were issued to Mr. Stern, and the note remains an outstanding obligation

      During the first half of 2001, preferred stock dividends amounted to $360,642, consisting of $148,767 on outstanding shares of Series A 8% cumulative convertible preferred stock and $211,875 on outstanding shares of Series B 8% cumulative convertible preferred stock. These dividends will be paid through the issuance of 294,215 shares of common stock to the holders of the preferred stock during the latter part of August 2001.

      On May 2, 2001, we issued 100,000 shares of common stock to Gary Smith, a member of our board. The shares were valued at $1.45 per share that was the fair market value at the date of issuance for a total value of $145,000. The shares were issued in consideration of Mr. Smith encumbering certain real property to provide collateral for a promissory note to George Brimhall, an unrelated party. All of the aforementioned shares were issued in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act of 1933.

      On June 5, 2001, we issued 50,000 shares to Theodore Stern, an officer and member of our board, in consideration of a note payable in the amount of $500,000. The shares were issued at $1.20 per share that was the fair market value at the date of issuance for a total value of $60,000. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      On June 21, 2001, we issued 10,000 shares to Theodore Stern in consideration of a note payable in the amount of $100,000.
The  shares  were  issued at $1.25 per share that  was  the  fair market  value  at  the  date of issuance for  a  total  value  of
$12,500. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      On June 26, 2001, the Company issued 5,000 shares to Theodore Stern in consideration of a note payable in the amount of $50,000. The shares were issued at $1.25 per share that was the fair market value at the date of issuance for a total value of $6,250. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      On July 6, 2001, the Company issued 10,000 shares to Theodore Stern in consideration of a note payable in the amount of $100,000. The shares were issued at $1.10 per share that was the fair market value at the date of issuance for a total value of $11,000. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      On July 18, 2001, the Company issued 15,000 shares to Theodore Stern in consideration of a note payable in the amount of $150,000. The shares were issued at $0.85 per share that was the fair market value at the date of issuance for a total value of $12,750. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

     On July 18, 2001, Theodore Stern loaned the amount of $400,000 to Buyersonline. In lieu of interest on the loan, we agreed to pay to Mr. Stern, monthly, two and four percent (4%) of the wholesale costs of goods billed to Global Crossing Bandwidth, Inc.

      On August 7, 2001, we issued 10,500 shares to Mr. Stern in consideration of Mr. Stern providing a guaranty to RFC Capital Corporation. The guaranty relates to potential additional liability due the Federal Franchise Tax Board ("FTB") in connection with excise tax assessments owing during 2000 and paid earlier this year. As of the date of this proxy statement, we have not received notification from the FTB regarding any additional liability.

      On August 30, 2001, the Company issued 27,500 shares to Theodore Stern in consideration of a note payable in the amount of $275,000. The shares were issued at $0.80 per share that was the fair market value at the date of issuance for a total value of $22,000. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      On September 5, 2001, the Company issued 10,000 shares to Theodore Stern in consideration of a note payable in the amount of $100,000. The shares were issued at $0.85 per share that was the fair market value at the date of issuance for a total value of $8,500. All of the aforementioned shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

      In September 2001, we agreed to issue 25,000 shares to Mr. Stern upon Mr. Stern's providing a guaranty to Global Crossing Bandwidth, Inc. The guaranty relates to a transaction between
Buyersonline and Global Crossing, whereby, upon Mr. Stern's execution and delivery of the guaranty, Global Crossing agrees to provide telecommunication services to us, for resell purposes, at a lower, more competitive rate.

      Prior to becoming a director, Steve Barnett was providing consulting services to BuyersOnline under an agreement pursuant to which he received options to purchase 100,000 shares of our common stock at a price of $2.00 per share exercisable through August 11, 2004, and a cash fee of $200 per hour.

                           FORM 10-KSB

Upon written request, the Company will provide to stockholders, without charge, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission. Requests should be directed to Paul Jarman, Chief Operating Officer, Secretary and treasurer, BuyersOnline, Inc., 14870 Pony Express Road, Bluffdale, Utah 84065. This Report is also available from the Securities and Exchange Commission's Internet web site, http://www.sec.gov.

                          OTHER MATTERS

      As of the date of this Proxy Statement, our board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:  September 14, 2001

                        [Form of Proxy]

                     BUYERSONLINE.COM, INC.
                     14870 Pony Express Road
                      Bluffdale, Utah 84065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Theodore Stern and Paul Jarman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of BuyersOnline.com, Inc. (the "Company") held of record by the undersigned on September 14, 2001, at the Annual Meeting of Stockholders to be held on October 31, 2001, and at any adjournment or postponement thereof.

Proposal No. 1: The election of each of the following persons as directors of the Company.

 (1) Theodore Stern  (2) Gary Smith  (3) Edward Dallin Bagley
 (4)  Steve Barnett

     [ ]  For  all nominees
     [ ]  Withhold all nominees
     [ ] Withhold authority to vote for any individual nominee. Write number(s) of nominee(s) ________________

Proposal  No.   2:  Approve the amendment to the  Certificate  of
Incorporation of the Company to change the name of the Company to "Buyers United, Inc."

      [ ] For    [ ] Against     [ ] Abstain

Proposal  No.   3:  Approve the amendment to the  Certificate  of
Incorporation of the Company to increase the number of preferred shares from 5,000,000 to 15,000,000.

      [ ]   For  [ ] Against     [ ] Abstain

Proposal  No.  4:   Ratification of  the  appointment  of  Arthur
Andersen LLP as independent public accountants.

      [ ] For    [ ] Against     [ ] Abstain

Note:   The  proxies  are authorized to vote in  accordance  with
their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2, 3 and 4.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


Dated:__________,2001       ______________________________________
                            ______________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.